Land, Property, Plant and Equipment (Details 1) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Cost of revenues	¥ 451,015	$ 69,320	¥ 839,005	¥ 1,086,392
Selling expenses	2,205	339	5,048	7,530
General and administrative expenses	26,792	4,118	32,232	60,268
Research and development expenses	6,501	999	11,107	20,515
Total depreciation expense	¥ 486,513	$ 74,776	¥ 887,392	¥ 1,174,705